UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	98-1641561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(425) 365-2933

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12 )

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
New Units, consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Class 2 redeemable warrant	AIMBU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On July 11, 2023, Aimfinity Investment Corp. I (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s stockholders to be held on July 27, 2023 (the “Shareholder Meeting”) to consider and vote on, among other proposals, a proposal to amend its Amended and Restated Memorandum and Articles of Association (the “Charter Amendment Proposal”) to allow the Company until July 28, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period (each a “Monthly Extension”), for a total of up to six months to April 28, 2024, by depositing to the Company’s trust account (the “Trust Account”) the lesser of (i) $85,000 for all remaining public shares, and (ii) an amount equal to $0.04 for each remaining public share at the time of such deposit (each, a “Monthly Extension Fee”).

The Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K. There is no change to the time, location, the record date, or any of the other proposals to be acted upon at the special meeting.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on July 11 11, 2023 which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the Charter Amendment Proposal. The purpose of the supplemental disclosures is to provide information about the deadline to submit the redemption request in connection with the Charter Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extension of Redemption Deadline

The previously disclosed deadline to withdraw redemption request for Amendment Redemption by 5:00 p.m., Eastern Time, on July 25, 2023 is replaced by the deadline for public shareholders to submit their redemption request by 11:00 a.m., Eastern Time, July 27, 2023, immediately prior to the scheduled Shareholder Meeting. If you are a public shareholder and you intend to seek redemption of your shares (which are included in and not separated from the New Units), you will need to deliver your New Units (and New Unit certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 11:00 a.m., Eastern Time, July 27, 2023. If you have questions regarding the certification of your position or delivery of your New Units, please contact:

VStock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598
Attn: Chief Executive Officer

For illustrative purpose, the redemption per-share price based on the value of the Trust Account as of the Record Date was approximately $10.48 (compared to the previously disclosed per-share price of $10.49), and after deducting an amount of $100,000 reserved for liquidation expenses in the Trust Account. The actual redemption pre-share price will be subject to the actual value of the Trust Account at the time of the redemption. In addition, the Class 2 Warrants attached to the redeemed public shares that are included in the New Units will be forfeited and cancelled upon the completion of the redemption.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On July 11, 2023, the Company filed the Definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the special meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the special meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and the Company’s Annual Report on Form 10-K filed on April 17, 2023. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer

Date: July 14, 2023

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